                                                                   EXHIBIT 10.20



LYCOS(TM)                        Lycos, Inc.                      Tel. 508 424 0400      Send all  payments to:
Your Personal Internet Guide     500 Old Connecticut Path         Fax. 508 820 4499      Lycos, Inc.
                                 Framingham, MA  01701                                   PO Box 6255
                                                                                         Boston, MA  02212-6255
                        LYCOS, INC. ADVERTISING CONTRACT


ADVERTISER:                      HeadHunter.Net                  TECHNICAL CONTACT:     same
  ADDRESS 1:                     Suite 160, 6410 Atlanta Blvd.     TELEPHONE:           same
  ADDRESS 2:                     Norcross, GA  30071               EMAIL:               warrenb@headhunter.net
AGENT/AGENCY                                                     REPORTING CONTACT:     same
  BILLING CONTACT NAME:          Warren Bare                       TELEPHONE:           same
  BILLING ADDRESS 1:             same                              EMAIL:
  BILLING ADDRESS 2:             same                            ONLINE REPORTING:      HTTP://REPORTING.LYCOS.COM
  TELEPHONE NUMBER:              770-300-9272                      USER NAME:             WARREN 5
  FAX NUMBER:                    770-300-9298                    PASSWORD (8 CHARS)       JOBHUNT7
                                                                 ADVERTISER'S URL:

                                                                                                         DISCOUNT
                                                                                                           (IF
TARGET/      EXCL.     KEYWORD                          DATE              MINIMUM      GROSS    GROSS   APPLICABLE)    NET     NET
KEYWORD                RES ID    DESCRIPTION     START  ----   END       IMPRESSIONS    CPM      COST      0.0%        COST    CPM
-----------------------------------------------------------------------------------------------------------------------------------
2nd Level Graphic Text
Link/Careers/Job Search   175 & 60               4/1/98       9/30/98     3,000,000            60,000.00           60,000.00
Top Position
Bonus ROS Impressions  468 x 60                  4/1/98       9/30/98       300,000

Permanent Placement at top image during run.

*Lycos guarantees delivery of 3,000,000 impressions
                                                                          ---------   -----    ---------   -----   ---------  -----
                                                                          3,300,000            60,000.00            0,000.00

(FOR INTERNAL PURPOSES ONLY)
Advertising Contract Split                Yes             No
Repeat/First Time advertiser             Repeat        First Time        ADVERTISER/AGENT SIGNATURE         /s/ Warren Bare
                                                                                                            --------------------
Technical/Non Technical                   Tech         Non Tech          LYCOS ACCOUNT MANAGER SIGNATURE    /s/
Keyword/Target/Impr/Comb                 Key Tgt      Impr Combo                                            --------------------
Domestic/International client             Dom          Intern
Number of brands represented


                     THIS ADVERTISING CONTRACT IS SUBJECT TO THE ATTACHED TERMS AND CONDITIONS

                    LYCOS, INC. ADVERTISING CONTRACT - page 2



TERMS AND CONDITIONS

1. General. A signed contract must be submitted to Lycos five days in advance of initial publication date. By submitting advertising for inclusion on the Lycos site, advertiser/agency agrees to be bound by the terms of this contract. No conditions other than those set forth herein shall be binding on Lycos unless specifically agreed to in writing in Lycos. Lycos will not be bound by conditions printed or appearing or order blanks on copy instructions submitted by or on behalf of the advertiser/ agency. This contract supersedes all terms and conditions on Lycos' rate cards.

2. Changes and Cancellations. All artwork must be received at least five days in advance of publication date. Cancellations or copy charges will not be accepted after the published closing date of the update to the Lycos site. Changes to artwork must be received by Lycos at least three days in advance of requested change date. All cancellation or change orders must be made in writing and acknowledged by Lycos. Change orders cannot be submitted any more frequently than once every fourteen days. This contract may be canceled by Lycos or advertiser/agency on 60 days notice to the other party.

3. Payment. Unless otherwise agreed in writing, payments due Lycos are 50% of first month's fees when the contract is executed by the advertiser/agency and 50% upon publication. If payment is not made timely, Lycos at its option, may terminate the contract. In addition, advertiser/agency shall be liable to Lycos for all attorney's fees and other costs of collection. Interest will accrue on any past due amounts at the rate of one and one-half (1 1/2%) percent per month, but not in excess of the lawful maximum. Lycos shall have the right to hold the advertiser and/or its agency or agent jointly and severally liable for all amounts due.

4. Frequency and Discounts. If Lycos fails to provide the guaranteed number of impressions, Lycos will make good on this contract by providing advertiser with additional impressions. Lycos will not make good for under-delivery due to delays caused by advertiser/agency. Advertiser/agency understands that all frequency discounts are based on the advertiser's/agency's commitment to fulfilling the frequency indicated in the contract. If, for any reason, this frequency is n to met by the time of expiration or cancellation of the contract, advertiser/agency agrees to pay a short rate charge on all ads run. This charge will be equal to the difference between the rate shows in the contract and the rate earned based on the applicable rate card for the actual frequency completed.

5. Growth and Renewal. (a) Per Impression Contracts. At the expiration of a contract for a guaranteed number of impressions, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to renew the contract for the same number of impressions for a second contract period identical in duration to the first. The purchase price for a second contract period will be determined by Lycos' then current rate card. (b) Exclusive Key Word/Phrase Contracts. The estimated number of impressions and the per impression charge for a contract for the exclusive right to a key word/phrase will be determined at the time the contract is signed. Advertiser/agency agrees to pay, on a per impression basis, for any increase in impressions (calculated on a monthly basis) up to and including twice the number of impressions estimated at the time the contract is signed. At the termination of a key word/phrase contract, provided the contract is for a length of time 180 days or longer, advertiser/agency has the right to renew the contract for the same key word/phrase for a second contract period identical in duration to the first. (c) Notice of Renewal. In order to exercise the right of renewal, advertiser/agency must notify Lycos in writing 30 days before the termination date of this contract that the advertiser/agency is purchasing the same contract for the second contract period. Failure to give timely notice will result in forfeiture of the right to renew.

6. Licenses and Indemnification. The advertiser/agency represents that the advertiser is the owner or is licensed to use the entire contents and subject matter contained in its advertising and collateral information, including, without limitation, (a) the names and/or pictures of persons;
     (b) any copyrighted material, trademarks and/or depictions of trademarked goods or services; and (c) any testimonials or endorsements contained in any advertisement submitted to Lycos. In consideration of Lycos' acceptance of such advertisements and information for publication, the advertiser and agency will jointly and severally indemnify and hold Lycos harmless against all loss, liability, damage and expense of any nature (including attorney's fees) arising out of the copying, printing, distributing, or publishing of advertiser's/agency's advertisements. If advertiser possesses any preexisting copyright interests in the advertisements, advertiser grant Lycos the right to use, reproduce, and distribute the advertisements.

7. Key Words and Phrases. Each advertiser may be given a "first right" to its exact company name and trademarks for keyword/phrase advertising. Lycos may preempt an existing key word/phrase advertiser by submitting a three-month advertising contract. The existing contract-holder for the key word/phrase will be provided with a two-week notification of preemption and will receive a pro-rated refund for any unfulfilled number of guaranteed impressions. If two or more advertisers have the same name or trademark, the allocation will be made on a first-come basis and the existing contract will take precedence.

8. Rejections. Lycos reserves the right, without liability, to reject, omit or exclude any advertisement or to reject or terminate any links for any reason at any time, with or without notice to the advertiser/agency, and whether or not such advertisement or link was previously acknowledged, accepted, or published.

9. Limitation of Liability. Lycos shall not be liable for any errors in content or omissions. Should an error appear in an advertisement, Lycos' liability will be limited to the cost of the advertisement (prorated for the publishing completed). Lycos will not be liable for any delays in delivery and/or non-delivery in the event of an act of God, action by any government entity, transportation, strike, network difficulties, electronic malfunction, etc. or any feasibility, reliability, or effectiveness related to the Lycos site. Lycos does not represent or warrant that the Lycos site will meet the objectives or needs of advertiser/agency or any third party. In no event will Lycos be liable for any failure, disruption, downtime, interruption, miscalculation, delay, inaccuracy, or any other nonperformance related to the Lycos site.

         UNDER NO CIRCUMSTANCES WILL LYCOS BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING, WITHOUT LIMITATION, FOR LOST INCOME OR PROFITS, IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EVEN IF LYCOS HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES.

10. Choice of Law and Forum. This contract shall be interpreted and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to its conflicts of laws provision, and with the same force and effect as if fully executed and performed therein. Each party hereby consents to the personal jurisdiction of the Commonwealth of Massachusetts, acknowledges that venue is proper in any state or Federal court in the Commonwealth of Massachusetts, agrees that any action relate to this agreement must be brought in a state or Federal court in the Commonwealth of Massachusetts, and waives any objection that may exist, now or in the future, with respect to any of the foregoing.

11. Miscellaneous. This contract cannot be sold, assigned or transferred by advertiser/agency to any party. If any portion of the contract is found unenforceable for any reason, the remainder will remain in full force and effect. No waiver by Lycos shall operate as a waiver of any other provision or any subsequent default. This document represents the entire agreement of the parties; Lycos will not be bound by the representations of any agents, brokers, or other third parties. Any modifications must be in writing and signed by an authorized representative of Lycos.

The undersigned is legally empowered with due corporate authority to enter into this Contract and agrees to be bound by the Terms and Conditions of this contract.


                      Advertiser or Agent               Lycos, Inc.
                  --------------------------    -------------------------------
 Signature           /s/ Warren Bare             /s/
                  --------------------------    -------------------------------
        Date
                  --------------------------    -------------------------------

LYCOS(TM)                       Lycos, Inc.                   Tel. 508 424 0400     Send all  payments to:
Your Personal Internet Guide    500 Old Connecticut Path      Fax. 508 820 4499     Lycos, Inc.
                                Framingham, MA  01701                               PO Box 6255
                                                                                    Boston, MA  02212-6255

                 LYCOS, INC. ADVERTISING CONTRACT - CHANGE FORM

ADVERTISER:                     HeadHunter.Net               ORIGINAL CONTRACT:    Link/Job Search
  ADDRESS 1:                                                   START DATE:
  ADDRESS 2:                                                   END DATE:
AGENT/AGENCY                                                   PACKAGE:
  BILLING CONTACT NAME:         Warren Bare/Barbara Moore      CONTRACT COST:      $60K
  BILLING ADDRESS 1:
  BILLING ADDRESS 2:
  TELEPHONE NUMBER:
  FAX NUMBER:                   770-300-9298                 CHANGE IN NET COST:   0

PACKAGE DETAILS

CHANGES TO ORIGINAL CONTRACT
--------------------------------------------------------------------------------------------------------

BONUS 10,000 CAREER WEDGRICH IMPS FOR
DELAY IN GETTING LINK UP - APRIL 11 -
APRIL 30.


                             Advertiser/Agent          Lycos, Inc. Acct. Mgr.       Lycos, Inc. Corporate
              ---------------------------------------------------------------------------------------------
Signature:    /s/ Barbara L. Moore                      /s/ Neil R. _________
              ---------------------------------------------------------------------------------------------
Name          Barbara Moore                             /s/ Neil ___________
              ---------------------------------------------------------------------------------------------
Title         Office Manager                                 Asst. Mgr.
              ---------------------------------------------------------------------------------------------
Date:         4/10/98                                          4/10/98
              ---------------------------------------------------------------------------------------------

    THIS CHANGE FORM IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ORIGINAL
                             ADVERTISING CONTRACT.

LYCOS, INC.
                           400-2 TOTTEN POND ROAD    SEND ALL PAYMENTS TO:
                           WALTHAM, MA  02154                 LYCOS, INC.
                           781-370-2867                       P. O. BOX 6255
                           FAX: 781-370-2750         BOSTON, MA  02212-6255

         LYCOS, INC. ADVERTISING CONTRACT - CHANGE FORM

ADVERTISER:      HEADHUNTER.NET             ORIGINAL CONTRACT:  MR. WARREN BARE
ADDRESS 1:       SUITE 160, 6410 ATLANTA BLVD.          START DATE:  4/1/98
ADDRESS 2:       NORCROSS, GA  30071          END DATE:  9/30/98
AGENT/AGENCY:                                                 PACKAGE:
  BILLING CONTACT NAME:  MR. WARREN BARE                      CONTRACT COST:
  BILLING ADDRESS 1:  SUITE 160, 6410 ATLANTA BLVD.
  BILLING ADDRESS 2:  NORCROSS, GA  30071
TELEPHONE NUMBER:  770-300-9272
FAX NUMBER:  770-300-9298                     CHANGES IN NET COST:  0
PACKAGE DETAILS:

CHANGES TO ORIGINAL CONTRACT:
PLEASE RESET START DATE TO 4/10/98.
PLEASE RESET END DATE TO 10/9/98.

PLEASE ADD TO MAKE GOOD FOR UNANTICIPATED DELAY:  100,000 RUN OF SITE
                                                  BANNER IMPRESSIONS.

NO COST CHANGE.

                              Advertiser/Agent       Lycos, Inc. Acct. Mgr.     Lycos, Inc. Corporate
               -----------------------------------------------------------------------------------------
Signature:     /s/ Warren Bare                          /s/ Mike Reynolds
               -----------------------------------------------------------------------------------------
Name           Warren Bare                                Mike Reynolds
               -----------------------------------------------------------------------------------------
Title          President                                 Account Manager
               -----------------------------------------------------------------------------------------
Date:          4/3/97                                        4/3/98
               -----------------------------------------------------------------------------------------


    THIS CHANGE FORM IS SUBJECT TO THE TERMS AND CONDITIONS OF THE ORIGINAL
                             ADVERTISING CONTRACT.





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